UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2006

Commission File Number:  0-6054

STAR BUFFET, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	84-1430786
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

1312 N. Scottsdale Road,
Scottsdale, AZ 85257

(Address of principal executive offices) (Zip Code)

(480) 425-0397

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01  Regulation FD Disclosure

On February 1, 2006, Star Buffet, Inc. issued a press release announcing that the Company had completed the acquisition of three restaurants from K-BOB’S USA, Inc.  A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit

99.1	Press Release, dated February 1, 2006, issued by Star Buffet, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR BUFFET, INC. AND SUBSIDIARIES

February 1, 2006	By:	/s/	ROBERT E. WHEATON
Robert E. Wheaton
Chairman of the Board, President, Chief Executive Officer and Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 1, 2006